SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

The Parnassus Fund
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

The Parnassus Income Trust
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

THE PARNASSUS FUND
THE PARNASSUS INCOME TRUST
One Market –Steuart Tower, Suite 1600
San Francisco, California 94105

Notice of Special Meeting of Shareholders
Of The Parnassus Fund and The Parnassus Income Trust
To be Held October 5, 2004

To Shareholders of The Parnassus Fund and The Parnassus Income Trust:

        We invite you to attend a special meeting of shareholders of The Parnassus Fund (the “Parnassus Fund”) and The Parnassus Income Trust (the “Income Trust,” together with the Parnassus Fund, the “Trusts”). The Income Trust has three portfolios, the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund (collectively, the “Income Trust Funds”). (Each of the Income Trust Funds and the Parnassus Fund are hereinafter referred to as a “Fund” and collectively as the “Funds.”) The special meeting will be held on October 5, 2004, at 7:00 p.m., local time, at the Sheraton-Palace Hotel, Market and New Montgomery Streets, San Francisco, California 94105. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to elect four trustees; (2) a proposal to amend Section 1 of Article II of the Restated By-laws of the Trusts to change the mandatory retirement age for independent trustees to age 70; and (3) on any other business that properly comes before the special meeting.

        Before the special meeting, there will be a reception from 6:00 to 7:00 p.m., local time. If you plan to attend the reception, please RSVP on the proxy card. Following the special meeting, portfolio managers Jerome L. Dodson and Todd Ahlsten will conduct a question and answer session.

        We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the Trusts in open meeting or by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date.

        We look forward to seeing you at the special meeting.

THE PARNASSUS FUND THE PARNASSUS INCOME TRUST
/s/ Jerome L. Dodson
Jerome L. Dodson
President of The Parnassus Fund and The Parnassus Income Trust

San Francisco, California
August 6, 2004

FREQUENTLY ASKED QUESTIONS

Q:	Why have I received this proxy statement?

Our trustees have sent you this proxy statement, starting around August 6, 2004, to ask for your vote as a shareholder of the Funds.

Q:	What am I voting on?

You will vote on the following proposals if you owned shares of the Funds on the record date of the special meeting:

Proposal No.	Description
1	Election of four trustees.
2	Approval to change the mandatory retirement age of independent trustees to age 70.

Our trustees are not aware of any other matter that will be presented to you at the special meeting.

Q:	How may I vote my shares?

By mail. You may vote by completing, dating and signing a proxy card and mailing it as soon as you can. The shares of shareholders who complete and properly sign a proxy card and return it before the special meeting will be voted as directed by such shareholder at the special meeting and any adjournments or postponements of the special meeting. The shares of a shareholder who properly signs and returns a proxy card, but does not specify how to vote, will be voted for the election of the nominees listed above and for changing the mandatory retirement age to 70, except that proxy cards returned by a broker to indicate a broker nonvote will not be so voted and will not constitute a vote “for” or “against” the proposals.

By telephone or via the Internet. Shareholders who hold their shares directly in their own names may vote by telephone or via the Internet by following the instructions supplied on the proxy card supplied by us. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record may also be able to vote their shares by telephone or via the Internet, as a large number of banks and brokerage firms are participating in programs that allow such methods of voting. If a shareholder’s bank or brokerage firm is participating in programs that allow voting by telephone or via the Internet, then such bank or brokerage firm will provide the shareholder with instructions for voting by telephone or via the Internet. If a shareholder votes by telephone or via the Internet, then such shareholder does not need to return the proxy card by mail.

In person. Written ballots will be available before the special meeting commences. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record must obtain a proxy, executed in such shareholder’s favor, from the record holder in order to vote their shares at the special meeting if they decide to attend in person. However, shareholders who send in their proxy cards, and also attend the special meeting, do not need to vote again unless they wish to revoke their proxy.

Telephone and Internet voting procedures, if available, are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded.

Q:	Who is entitled to vote?

If you owned shares of the Funds as of the close of business on the record date, July 28, 2004, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q:	Do I need to attend the special meeting in order to vote?

No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:	How will proxies be solicited?

We will solicit proxies primarily by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, except for any solicitor’s fees and expenses. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. We reserve the right to retain a proxy solicitor to solicit proxies, in which case our investment adviser will pay the solicitor’s fees and expenses.

Q:	How many shares of the Funds’ stock are entitled to vote?

As of the record date, the number of shares of the Funds that were entitled to vote at the special meeting were 11,451,732 shares of the Parnassus Fund, 30,493,309 shares of the Equity Income Fund, 2,329,084 shares of the Fixed-Income Fund and 1,496,671 shares of the California Tax-Exempt Fund.

Q:	What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:	What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposals, a quorum is present with respect to the Parnassus Fund if one-third of the shares of the Parnassus Fund entitled to be cast are present in person or by proxy. Similarly, a quorum is present with respect to each of the Income Trust Funds if one-third of the shares of such Fund entitled to be cast are present in person or by proxy. A quorum is present with respect to the Income Trust if one-third of the combined number of shares of the Income Trust Funds entitled to be cast are present in person or by proxy.

Q:	What happens if I sign and return my proxy card but do not mark my vote?

Jerome L. Dodson and Richard D. Silberman as proxies, will vote your shares to elect the nominees for trustee and to approve changing the mandatory retirement age of independent trustees to age 70.

Q:	May I revoke my proxy?

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Trusts in open meeting or in writing by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date. Presence at the special meeting by a shareholder who has signed a proxy does not itself revoke the proxy.

Q:	Who will count the votes?

A representative of EquiServe Trust Company, N.A. will tabulate the votes and Richard D. Silberman and Stephen J. Dodson will act as inspectors of election.

Q:	How can I obtain a copy of the annual report?

You may request a copy of the latest annual report and the latest semi-annual report for the Funds by writing to Parnassus Investments, Attention: Secretary, at One Market-Steuart Tower, Suite 1600, San Francisco, California 94105, or by calling 1-800-999-3505. We will furnish these copies free of charge.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        Ownership of Management. The following tables set forth certain information regarding the beneficial ownership of shares of the Parnassus Fund and each of the Income Trust Funds as of July 28, 2004 by: (a) the named executive officer, Jerome L. Dodson, each trustee and each nominee and (b) the named executive officer, trustees and nominees as a group:

The Parnassus Fund
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jerome L. Dodson	119,133	1.04%
Herbert A. Houston	508	*
Jeanie S. Joe	1,272	*
Donald V. Potter	431	*
Named executive officers, trustees and nominees as a	121,344	1.06%
group (4 persons)

*	Less than 1%.

Equity Income Fund
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jerome L. Dodson	4,884	*
Herbert A. Houston	431	*
Jeanie S. Joe	0	n/a
Donald V. Potter	0	n/a
Named executive officers, trustees and nominees as a	5,315	*
group (4 persons)

*	Less than 1%.

Fixed-Income Fund
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jerome L. Dodson	542	*
Herbert A. Houston	0	n/a
Jeanie S. Joe	0	n/a
Donald V. Potter	0	n/a
Named executive officers, trustees and nominees as a	542	*
group (4 persons)

*	Less than 1%.

California Tax-Exempt Fund
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jerome L. Dodson	718	*
Herbert A. Houston	0	n/a
Jeanie S. Joe	0	n/a
Donald V. Potter	0	n/a
Named executive officers, trustees and nominees as a	718	*
group (4 persons)

*	Less than 1%.

        Ownership of Principal Shareholders. As of June 30, 2004, there is no person or entity known to us to own beneficially more than 5% of the Parnassus Fund. The following tables set forth certain information regarding the beneficial ownership of shares of each of the Income Trust Funds by each person or entity known by us to own beneficially more than 5% of the Fund in question, as of June 30, 2004:

Equity Income Fund
Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab & Co., Inc.	19,051,953*	63.4
101 Montgomery Street
San Francisco, California 94104
National Financial Services Corporation	2,966,089*	9.9
200 Liberty Street
New York, NY 10281

Fixed-Income Fund
Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab & Co., Inc.	593,074*	25.7
101 Montgomery Street
San Francisco, California 94104
National Financial Services Corporation	173,424*	7.5
200 Liberty Street
New York, NY 10281

California Tax-Exempt Fund
Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab & Co., Inc.	653,352*	43.9
101 Montgomery Street
San Francisco, California 94104
National Financial Services Corporation	152,512*	10.2
200 Liberty Street
New York, NY 10281

* The shares owned by Charles Schwab & Co., Inc. and National Financial Services Corporation were owned of record only.

AUDIT AND NON-AUDIT FEES

        Independent Public Accountant. Deloitte & Touche LLP are the Funds’ current principal accountants, and were the principal accountants of the Funds for the fiscal year ended December 31, 2003. It is expected that representatives of Deloitte & Touche LLP will be present at the special meeting and will be available to respond to questions (they will not have the opportunity to make a statement).

        Audit Committee Pre-approval Polices and Procedures. The audit committee of the Trusts is required to pre-approve all audit services and permitted non-audit services provided by Deloitte & Touche LLP or any other independent public accountant engaged by the Trusts (the “Auditor”). The audit committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Funds’ investment adviser, Parnassus Investments, and (b) any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Trusts (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trusts.

        For each Trust there is an exception to the foregoing pre-approval requirement for non-audit services that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit (the “de minimis exception”). In addition, for each Trust there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Trust that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit.

        The pre-approval policies and procedures of the audit committee of the Trusts for non-audit services are as follows: Explicit pre-approval by the audit committee chair shall be required for any individual non-audit engagement to be performed by the Auditor with estimated fees of $10,000 or less and the audit committee chair will report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full audit committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Trusts shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed.

        Fees for Services to the Trusts. All (100%) of the audit-related, tax services and other fees described below were pre-approved by the audit committee to the extent required by applicable law, except for certain tax services provided to the Trusts and approved in 2003 pursuant to the de minimis exception, which accounted for approximately 30% of the total tax services provided to the Parnassus Fund in 2003, or $1,732 in total fees for such services (this represents approximately 2.5% of the total amount of revenues paid to the accountants by the Parnassus Fund during fiscal 2003), and 21% of the total tax services provided to the Income Trust in 2003, or $2,608 in total fees for such services (this represents approximately 3.0% of the total amount of revenues paid to the accountants by the Income Trust during fiscal 2003).

        The following table provides information on the aggregate fees billed by Deloitte & Touche LLP for services rendered to the Trusts for each of the last two fiscal years:

Trust and Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Totals
Parnassus Fund
December 31, 2003	$61,925	$2,639	$5,782	$0	$70,346
December 31, 2002	$49,500	$0	$4,015	$0	$53,515
Income Trust
December 31, 2003	$68,575	$4,361	$12,658	$0	$85,594
December 31, 2002	$45,300	$0	$9,765	$0	$55,065

    (1) Includes aggregate fees billed for professional services rendered for the audit of the Funds’ annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Funds.

    (2) Includes aggregate fees billed for review of internal controls.

    (3) Includes aggregate fees billed for tax compliance, tax advice and tax planning.

        Fees for Non-Audit Services to Parnassus Investments. All (100%) of the non-audit services referenced in the table below were pre-approved by the audit committee to the extent required by applicable law, except for certain audit-related services provided and approved in 2003 pursuant to the de minimis exception described above for non-audit services provided to Service Affiliates, which accounted for 100% of the total audit-related services provided in 2003 to Parnassus Investments by Deloitte & Touche LLP, or $4,100 in total fees for such services (the “Adviser De Minimis Services”). The Adviser De Minimis Services represent 2.4% of the total amount of revenues paid to Deloitte & Touche LLP by the Trusts and Parnassus Investments during fiscal 2003. The audit committee has not considered whether the provision of the Adviser De Minimis Services is compatible with maintaining the independence of Deloitte & Touche LLP.

        The following table provides information on the aggregate fees billed by Deloitte & Touche LLP for non-audit services rendered to Parnassus Investments* for each of the last two fiscal years:

Fiscal Year Ended	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees	Totals
December 31, 2003	$4,100	$12,100	$0	$16,200
December 31, 2002	$3,900	$11,825	$0	$15,725

* Parnassus Investments is the Trusts’ only Service Affiliate.

(1) Includes aggregate fees billed for review of internal controls.

(2) Includes aggregate fees billed for tax compliance, tax advice and tax planning.

        Additional Information on Fees for Non-Audit Services to the Trusts and Parnassus Investments. The following table provides the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Trusts and Parnassus Investments for each of the last two fiscal years:

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/02
Parnassus Fund	$ 8,421	$ 4,015
Income Trust	$17,019	$ 9,765
Parnassus Investments	$16,200	$15,725
Totals	$41,640	$29,505

PROPOSAL NO. 1: ELECTION OF TRUSTEES

        Trustee Nominees. At the special meeting, we will elect four trustees to hold office until their respective successors are chosen and qualified. Four people have been nominated for election. As proxies, Jerome L. Dodson and Richard D. Silberman intend to vote for the election of all of the trustees’ nominees. They will also vote proxies for any other person that the trustees may recommend in place of a nominee if that nominee becomes unable to serve as a trustee before the special meeting.

        Three of the nominees, Jerome L. Dodson, Herbert A. Houston and Donald V. Potter, are current trustees. The fourth nominee, Jeanie S. Joe, was recommended as a nominee by those existing trustees who are not “interested” trustees of the Funds. Each nominee has consented to being named as a nominee and to serve if elected.

        Certain important information regarding each of the nominees (including their principal occupations for at least the last five years) is set forth below. The Parnassus Fund, the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund form a “Fund Complex” as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee*
Jerome L. Dodson**	President and	Indefinite	President and Trustee of the	4	None
(Current Trustee)	Trustee		Parnassus Fund and the
One Market -		Since 1992	Parnassus Income Trust since
Steuart Tower		for Income Trust	their inceptions; President
Suite 1600			and Director of Parnassus
San Francisco,		Since 1984	Investments since June 1984;
California 94105		for the Parnassus	portfolio manager of the
Age 61		Fund	Parnassus Fund since its
inception.

* An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

** Jerome L. Dodson is the father of Stephen J. Dodson, the Chief Compliance Officer and Assistant Secretary of the Funds.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustees*
Herbert A. Houston	Trustee	Indefinite	Health care consultant and	4	None
(Current Trustee)			owner of several small
One Market -		Since 1992	businesses; Chief Executive
Steuart Tower		for Income	Officer of the Haight
Suite 1600		Trust	Ashbury Free Clinics, Inc.
San Francisco,			from 1987 to 1998; Trustee
California 94105		Since	of the Parnassus Fund since
Age 60		1998 for	1998 and the Parnassus
		Parnassus	Income Trust since inception.
Fund
Jeanie S. Joe	Nominee	Indefinite	President of Geo/Resource	4	None
One Market -	for		Consultants, a geotechnical
Steuart Tower	Trustee	N.A.	and environmental consulting
Suite 1600			firm, since 1995; director and
San Francisco,			secretary of Telecommunication
California 94105			Consumer Protection Fund
Age 56			Corporation.
Donald V. Potter	Trustee	Indefinite	President and owner of	4	None
(Current Trustee)			Windermere Associates, a
One Market -		Since 2002	consulting firm specializing
Steuart Tower			in business strategy, since
Suite 1600			1984.
San Francisco,
California 94105
Age 58

* “Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Officers (Other than Jerome L. Dodson)
Jack Gee	Vice President and	Indefinite	Vice President, Chief Financial Officer and
One Market -	Treasurer		Treasurer of Parnassus Investments since 2004.
Steuart Tower		Since July 2004	Formerly, Vice President Finance & Administration
Suite 1600			at Cazenave Partners 2003 to 2004;
San Francisco,			Controller-Secondary Funds at Paul Capital Partners
California 94105			2002 to 2003; and Senior Vice President and Chief
Age 44			Financial Officer at Fremont Investment Advisors
from 1997 to 2002.
Susan Loughridge	Vice President	Indefinite	Vice President and Shareholder Services Manager of
One Market -			Parnassus Investments since 1993.
Steuart Tower		Since 1993
Suite 1600
San Francisco,
California 94105
Age 55
Todd Ahlsten	Vice President	Indefinite	Vice President, Financial Analyst and Director of
One Market -			Research at Parnassus Investments since 1995.
Steuart Tower		Since 2001
Suite 1600
San Francisco,
California 94105
Age 32
Richard D. Silberman	Secretary	Indefinite	Attorney specializing in business law in private
One Market -			practice.
Steuart Tower		Since 1986
Suite 1600
San Francisco,
California 94105
Age 66
Stephen J. Dodson *	Chief Compliance	Indefinite	Financial Analyst with Morgan Stanley 1999-2001.
One Market -	Officer and		Associate with Advent International, a venture
Steuart Tower	Assistant Secretary	Since 2002	capital firm 2001-2002. Executive with Parnassus
Suite 1600			Investments 2002-Present.
San Francisco,
California 94105
Age 26

* Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the Funds.

        The following table sets forth the dollar range of equity securities beneficially owned by each trustee and nominee in the Parnassus Fund and each of the Income Trust Funds as of December 31, 2003 (which is also the valuation date):

Name	Dollar Range of Equity Securities in the Parnassus Fund	Dollar Range of Equity Securities in the Equity Income Fund	Dollar Range of Equity Securities in the Fixed-Income Fund	Dollar Range of Equity Securities in the California Tax- Exempt Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee
Jerome L. Dodson	Over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000	Over $100,000
Independent Trustees
Herbert A. Houston	$10,001-$50,000	$1-$10,000	None	None	$10,001-$50,000
Jeanie S. Joe	$10,001-$50,000	None	None	None	$10,001-$50,000
Donald V. Potter	$10,001-$50,000	None	None	None	$10,001-$50,000

        Compensation. The Trusts only compensate trustees who are not “interested” trustees. The Trusts’ standard method of compensating trustees is to pay each disinterested trustee a fee of $4,500 for each meeting of the board of trustees attended.

        The table below sets forth the compensation paid by the Trusts during 2003 to each of the nominees who are current trustees:

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Funds' Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustee
Jerome L. Dodson	$0	$0	$0	$0
Herbert A. Houston	$12,000	n/a	n/a	$12,000
Donald V. Potter	$12,000	n/a	n/a	$12,000

        Trustee Meetings and Committees. The board of trustees has a standing audit committee, but does not have a standing compensation committee or nominating committee (or other similar committees). The board of trustees believes that it is appropriate not to have a nominating committee because the board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.

        The audit committee is responsible for assisting the board of trustees in overseeing the Funds’ independent auditors, accounting policies and procedures, and other areas relating to the Funds’ auditing processes (including advising the board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results). The audit committee, which presently consists of Herbert A. Houston and Donald V. Potter, held four meetings in 2003.

        The board of trustees held three meetings in 2003. Each trustee attended at least 75% of the aggregate of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which the trustee served.

        General Nominating Policies, Procedures and Processes. The board of trustees as a whole is responsible for identifying, evaluating and recommending nominees for trustee. However, the independent trustees of the board of trustees are responsible for selecting and nominating any independent trustees. While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal process for identifying and evaluating trustee candidates, in identifying and evaluating nominees for trustee, the board or the independent trustees, as the case may be, seek to ensure:

        1.     that the board of trustees possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

        2.     that the board of trustees is comprised of trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Trusts.

        The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the board of trustees or the independent trustees, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

        1.     Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

        2.     Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Trusts’ operations and interests.

        3.     Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

        4.     Have the ability to discus major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Trusts. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

        5.     For audit committee members, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

        Process for Shareholder Trustee Nominees. The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal policy with regard to the consideration of any trustee candidates recommended by shareholders. Because of the size of the board of trustees and the historical small turnover of its members, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) have determined that it is appropriate not to have such a policy at this time.

        While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) are not required to consider candidates recommended by the Funds’ shareholders for election as trustees, the board of trustees in its discretion may consider such recommendations. Any shareholder that wishes to nominate a trustee candidate should submit complete information as to the identity and qualifications of the trustee candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

        A shareholder recommendation for a trustee nominee should be delivered to Parnassus Investments, Attention: Secretary, at One Market-Steuart Tower, Suite 1600, San Francisco, California 94105.

        Shareholder Communications with Board of Trustees. Shareholders of the Funds may communicate with the board of trustees (or individual trustees serving on the board of trustees) by sending written communications, addressed to any trustee or to the board of trustees as a group, to Parnassus Investments, Attention: Trustees, at One Market-Steuart Tower, Suite 1600, San Francisco, California 94105, who will ensure that this communication (assuming it is properly marked care of the board of trustees or care of a specific trustee) is delivered to the board of trustees or the specified trustee, as the case may be.

        Attendance of Trustees at Annual Meetings. The Funds do not hold annual meetings and therefore do not have a policy with regard to trustees’ attendance at such meetings.

        Required Vote. Shareholders elect trustees by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as trustees. Shareholders of the Parnassus Fund will vote only for the trustees of the Parnassus Fund and shareholders of the Income Trust Funds will vote only for the trustees of the Income Trusts. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of trustees.

        Recommendation. The trustees recommend a vote “for” all the nominees.

PROPOSAL NO. 2: APPROVAL OF CHANGE IN MANDATORY RETIREMENT AGE TO 70

        Discussion. Currently, Section 1 of Article II of the Restated By-laws of the Trusts provides that “no one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five (75).” The trustees of the Trusts have approved and recommended that the shareholders of the Funds approve an amendment to Section 1 of Article II of the Restated By-laws to provide that an independent trustee must retire from the board of trustees at the end of the calendar year in which the trustee reaches the age of 70, instead of 75.

        The mandatory retirement age assures that the board of trustees does not become entrenched and that each independent trustee is able to meet his/her responsibilities with the energy and innovative approach needed to serve the Funds’ shareholders. The trustees believe that a mandatory retirement age of 75 does not achieve these aims as effectively as a mandatory retirement age of 70. Thus, the trustees believe it is in the best interests of the Funds and their shareholders to lower the mandatory retirement age for independent trustees to 70.

        The amendment of the Restated By-laws of the Parnassus Fund and the Income Trust to lower the mandatory retirement age for independent trustees to 70 requires approval by the affirmative vote of a majority of the outstanding votes cast of the Parnassus Fund and the affirmative vote of a majority of the outstanding votes cast of the Income Trust.

        Vote Required. Assuming a quorum is present, the favorable vote of a majority of the outstanding votes cast of the Parnassus Fund and the favorable vote of a majority of the outstanding votes cast of the Income Trust, with the Income Trust Funds voting together, is required to approve the amendment to the Restated By-laws of the Parnassus Fund and the Income Trust to lower the mandatory retirement age for independent trustees to age 70. Abstentions and broker non-votes will not be counted for or against approving the amendment, but will be counted as votes present for purposes of determining whether or not one-third of the outstanding voting shares of the Parnassus Fund and one-third of the outstanding voting shares of the Income Trust are present or represented at the special meeting. Assuming a quorum is present, the failure to vote (including the failure to vote by abstention or broker non-vote) will have no effect on the vote to approve the amendment to reduce the mandatory retirement age.

        If the shareholders of the Parnassus Fund approve the amendment to the Restated By-laws of the Parnassus Fund, but the shareholders of the Income Trust do not approve the amendment to the Restated By-laws of the Income Trust (or vice-versa), then the Restated By-laws of the Trusts will not be amended to lower the mandatory retirement age. Only if the shareholders of the Parnassus Fund and the shareholders of the Income Trust Funds approve the amendment to the Restated By-laws of the Trusts, will the Restated By-laws be amended to lower the mandatory retirement age for independent trustees to age 70.

        Recommendation. Our board of trustees recommends a vote “for” approval to amend the Trusts’ Restated By-laws to lower the mandatory retirement age for independent trustees from 75 to 70 years of age.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

        The investment adviser, administrator and principal underwriter (or distributor) for the Funds is Parnassus Investments, One Market-Steuart Tower, Suite 1600, San Francisco, California 94105. Jerome L. Dodson owns 80% of the common stock of Parnassus Investments and is therefore a “control” person of Parnassus Investments.

RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

        The trustees know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

        You may request a copy of the latest annual report and the latest semi-annual report by writing to Parnassus Investments, Attention: Secretary, at One Market-Steuart Tower, Suite 1600, San Francisco, California 94105, or by calling 1-800-999-3505. We will furnish these copies free of charge.

THE PARNASSUS FUND THE PARNASSUS INCOME TRUST
/s/ Jerome L. Dodson
Jerome L. Dodson
President of The Parnassus Fund and The Parnassus Income Trust

San Francisco, California
August 6, 2004

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY	THE PARNASSUS FUND	PROXY
THE PARNASSUS INCOME TRUST

One Market — Steuart Tower, Suite 1600
San Francisco, California 94105

Special Meeting of Shareholders to be held October 5, 2004

This proxy is solicited on behalf of the Board of Trustees of
The Parnassus Fund and The Parnassus Income Trust

The undersigned hereby appoints as proxies Jerome L. Dodson and Richard D. Silberman, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the Parnassus Fund, the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund that the undersigned holds and is entitled to vote at the Special Meeting of Shareholders to be held on October 5, 2004, and at any adjournment or postponement thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE	SEE REVERSE SIDE

THE PARNASSUS FUND
THE PARNASSUS INCOME TRUST
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to	OR	Call toll-free
http://www.eproxyvote.com/parnassus		1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

|X|	Please mark votes as in this example.

		FOR	AGAINST	ABSTAIN
1. Election of Trustees. Nominees: (01) Jerome L. Dodson, (02) Herbert A. Houston, (03) Donald V. Potter and (04) Jeanie S. Joe	2. Approval of change in mandatory retirement age to 70 for independent trustees.	|_|	|_|	|_|

FOR ALL EXCEPT (see instruction below)	FOR ALL	WITHHOLD ALL
|_|	|_|	|_|	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	|_|

INSTRUCTION: To withhold authority to vote	MARK HERE IF YOU PLAN TO ATTEND THE RECEPTION
for any individual nominee(s), mark "FOR ALL	AND THE MEETING	|_|
EXCEPT" and write in the name(s) above

NOTE: Individual shareholders must sign exactly as their name appears at left. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:__________________________________	Date:__________	Signature:__________________________________	Date:__________